Financial instruments	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Financial instruments	Financial instruments
Foreign exchange risk management

The majority of our transactions, assets and liabilities are denominated in United States dollar. However, we incur expenditures in currencies other than United States dollar, mainly in Norwegian Kroner and British Pounds. There is a risk that currency fluctuations in transactions incurred in currencies other than the functional currency will have a negative effect on the value of our cash flows. We are then exposed to currency fluctuations and we may enter into foreign currency swaps to mitigate such risk exposures. The company has not entered into derivative agreements to mitigate the risk of these fluctuations.

Fair values

The carrying value and estimated fair value of the Company’s financial instruments were as follows:

Level 1: Quoted market prices in active markets for identical assets or liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data;
Level 3: Unobservable inputs that are not corroborated by market data

(in millions of $)		December 31, 2025		December 31, 2024
	Hierarchy	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents(1)	Level 1	32.4	32.4	19.4	19.4
Liabilities
Current portion of long-term debt(2)(3)	Level 2	26.1	26.1	26.9	26.9
Long-term debt(2)(3)	Level 2	716.3	674.5	730.7	701.0

(1)     All demand and time deposits and highly liquid, low risk investments with original maturities of three months or less at the date of purchase are considered equivalent to cash. Thus, the carrying value is a reasonable estimate of the fair value.
(2) Fair value of the current portion of long-term debt and long-term debt have been corroborated using discounted cash flow models and market interest rates as of December 31, 2025 and 2024.
(3)     Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table are gross of deferred finance charges amounting to $11.4 million and $14.0 million at December 31, 2025 and 2024, respectively.
The carrying amounts of accounts receivable, funding to vessel managers, accounts payable and accrued expenses approximated their fair values as of December 31, 2025 and 2024 because of their near term maturity and are classified as Level 1 within the fair value hierarchy.

There have been no transfers between different levels in the fair value hierarchy during the periods presented.

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents to the extent that all of the amounts are carried with DNB Bank ASA (“DNB”). However, we believe this risk is remote, as DNB is an established financial institution.

A concentration of customer risk exists with four charterers accounting for all of our revenues during the year ended December 31, 2025. We consider the credit risk of these charterers is mitigated by the charter hires being payable 15 days in advance. Further, we believe the risk is remote, as all charterers are well established companies. Details of revenues derived from each charterer that accounted for over 10% of our consolidated revenues are found in Note 5.

There is a concentration of market risk as almost all of our time charters are variable rate contracts, whereby the Company earns revenues based on the Baltic Capesize Index. The Company manages this risk by converting the index linked charters to fixed rate time charters from time to time, for example, during periods of increasing charter hire rates, to cover periods of decreasing charter hire rates.